UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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[X]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Material Pursuant to §240.14a-12

ADVENT CONVERTIBLE AND INCOME FUND
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVENT CONVERTIBLE AND INCOME FUND (NYSE: AVK)

888 SEVENTH AVENUE, 31st FLOOR

NEW YORK, NEW YORK 10019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2022

     Notice is hereby given to the shareholders of Advent Convertible and Income Fund (the “Fund”), that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held on Wednesday, September 28, 2022 at 10:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.	To elect the following Trustee nominees named in the accompanying proxy statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.
2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

     THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES OF THE BOARD OF THE FUND.

     The Board has fixed the close of business on August 5, 2022 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

     Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Annual Meeting will be held solely as a telephone conference call. Shareholders will not be able to attend the Annual Meeting in person or vote at the Annual Meeting. In order to participate in the Annual Meeting, shareholders as of the Record Date must register for the conference call’s dial-in number before 5:00 p.m. (Eastern time) on September 26, 2022 by contacting the Fund’s proxy services provider, Broadridge, at (855) 742-8274. Shareholders should be prepared to provide their name, address, and control number in order for Broadridge to verify their status as shareholders. The control number is found on your proxy card. Once verified, shareholders will receive instructions for joining the telephonic Annual Meeting. If you would like to submit a question to addressed during the question and comment session that will occur following the formal business of the Annual Meeting, you will be able to do so when registering for the meeting. All shareholders are encouraged to submit their proxy voting instructions prior to the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to join the telephonic Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet by following the instructions on the enclosed proxy card so you will be represented at the Annual Meeting.

By order of the
Board of Trustees

/s/ Kathleen M. Olin

Kathleen M. Olin, Secretary of the Fund

New York, New York
August 16, 2022

YOUR VOTE IS IMPORTANT

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

     DUE TO THE PUBLIC HEALTH IMPACT OF THE CORONAVIRUS PANDEMIC (COVID-19), AND TO SUPPORT THE HEALTH AND WELL-BEING OF FUND SHAREHOLDERS, THE ANNUAL MEETING WILL BE HELD SOLELY AS A TELEPHONE CONFERENCE CALL. SHAREHOLDERS WILL NOT BE ABLE TO ATTEND NOR VOTE AT THE ANNUAL MEETING IN PERSON.

     SHAREHOLDERS ARE ENCOURAGED TO SUBMIT THEIR PROXY VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING.

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ADVENT CONVERTIBLE AND INCOME FUND (NYSE: AVK)

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2022

     This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”) of Advent Convertible and Income Fund (the “Fund”) in connection with the solicitation by the Board of Trustees (the “Board”) of the Fund of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Wednesday, September 28, 2022 and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, September 28, 2022 at 10:00 a.m. (Eastern time).

     Due to the public health impact of the coronavirus pandemic (“COVID-19”), and to support the health and well-being of Fund shareholders, the Annual Meeting will be held solely as a telephone conference call. You will not be able to attend nor vote at the Annual Meeting in person.

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact the Fund at (800) 345-7999.

     The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 (800) 345-7999.

     The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Fund’s shareholders on or about August 16, 2022.

•	Why is a shareholder meeting being held?

The Shares are listed on the New York Stock Exchange (“NYSE”), and the Fund’s Agreement and Declaration of Trust and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on?

To elect the following Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for your vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Wednesday, September 28, 2022, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that shareholders vote on the proposal?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees for the Fund and believes that they are experienced in overseeing investment companies and are familiar with the Fund, their investment strategies and operations and the investment advisor of the Fund. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record at the close of business on August 5, 2022 (the “Record Date”) are entitled to be present and to vote on the proposal at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the proposal on which holders of those Shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote (via telephone or the Internet) are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Annual Meeting will be held solely as a telephone conference call. Shareholders will not be able to attend nor vote at the Annual Meeting in person. All shareholders are encouraged to submit their proxy voting instructions prior to the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation and delivering (including via telephone or the Internet) a duly executed proxy bearing a later date. Merely joining the telephonic Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to elect a Trustee nominee?

The affirmative vote of a majority of the Shares present in person by virtual telephonic means or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

•	How many Shares were outstanding as of the record date?

At the close of business on August 5, 2022, 34,593,769 Shares were outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

     The Fund’s Agreement and Declaration of Trust and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders are being asked to elect the following Trustee nominees named in this Proxy Statement: Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert, as Class I Trustees, to serve until the Fund’s 2025 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

     The Trustees are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are the Class I Trustees of the Fund. Mr. Randall C. Barnes, Mr. Derek Medina and Mr. Gerald L. Seizert are standing for reelection at the Annual Meeting.

CLASS II TRUSTEES. Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2023 annual meeting of shareholders or until successors shall have been elected and qualified.

CLASS III TRUSTEES. Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2024 annual meeting of shareholders or until successors shall have been elected and qualified.

     Each Trustee nominee, if elected at the Annual Meeting, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

     Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the election of the Trustee nominees named above. Mr. Barnes, Mr. Medina and Mr. Seizert have consented to serve as a Trustee for which they are standing for re-election if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

     Certain information concerning the current Trustees, the Trustee nominees and the officers of the Fund is set forth in the table below. The sole “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) is identified in the table below. The “Independent Trustees” are those who are not interested persons of the Fund or Advent Capital

Management, LLC (“Advent”), the Fund’s investment advisor, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Board Leadership Structure

     The primary responsibility of the Board is to represent the interests of the shareholders and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Fund’s investment advisor and other service providers who have been approved by the Board. The Board is currently composed of eight Trustees, seven of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The Board has appointed an Interested Trustee as chairperson and the Independent Trustees of the Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.

     The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is composed solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Board has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board, committee membership limited to Independent Trustees, and the participation and advice of independent legal counsel, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board’s Role in Risk Oversight

     The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of the Fund’s investment advisor and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by the Board. Each committee reports its activities to the Board on a regular basis. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

     The Board, working with personnel of the Fund’s investment advisor and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Guggenheim Funds in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, the officers of the Fund, the Fund’s investment advisor and other service providers to the Fund have also implemented a variety of processes, procedures and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

     The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. The Board, with the assistance of the Fund’s management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Fund’s investment advisor on the investments and securities trading of the Fund. With respect to valuation, the Board has approved fair valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Fund’s investment advisor to report to the Board on other matters relating to risk management on a regular and as-needed basis.

     Descriptions of the primary risks of investing in the Fund are discussed at the website for the Fund (www.guggenheiminvestments.com/avk.).

			Number of	Other Public
			Portfolios in	Company or
Name,	Position(s)		Fund Complex(5)	Investment
Address(1) and	Held with	Principal Occupation(s)	Overseen by	Company
Year of Birth	Fund	During The Past Five Years	Trustee	Directorships Held

INDEPENDENT TRUSTEES:

Randall C. Barnes	Trustee(3)	Current: Private Investor (2001-present).	1	Current: Trustee, of
Year of Birth: 1951				funds in the
		Former: Senior Vice President and		Guggenheim Funds fund
		Treasurer, PepsiCo, Inc. (1993-1997);		complex; funds in the
		President, Pizza Hut International		Purpose Investments
		(1991-1993); Senior Vice President,		Funds fund complex
		Strategic Planning and New Business		(2014-present).
Development, PepsiCo, Inc. (1987-1990).

Daniel L. Black	Trustee(3)	Current: Managing Partner, the Wicks	1	Current: Sprouts, LLC
Year of Birth: 1960		Group of Companies, LLC (2003-present).		(2015-present); Harlem
Lacrosse & Leadership,
		Former: Managing Director and Co-Head		Inc. (2014-present).
		of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon		Former: Antenna
		(1998-2003); and Co-Head of U.S.		International, Inc. (2010-
		Corporate Banking at BNY Mellon		2020); Bendon Inc.
		(1995-1998).		(2012-2016); Bonded
Services, Ltd.
(2011-2016).

Derek Medina	Trustee(2)	Current: Senior Vice President, Business	1	Current: Oliver Scholars
Year of Birth: 1966		Affairs at ABC News (2008-present).		(2011-present).

		Former: Vice President, Business Affairs		Former: Young
		and News Planning at ABC News		Scholar’s Institute
		(2003-2008); Executive Director, Office of		(2005-2020).
the President at ABC News (2000-2003);
Associate at Cleary Gottlieb Steen &
Hamilton (law firm) (1995-1998); Associate
in Corporate Finance at J.P. Morgan/Morgan
Guaranty (1988-1990).

Ronald A. Nyberg	Trustee(2)	Current: Of Counsel, Momkus LLC	1	Current: Trustee, of
Year of Birth: 1953		(2016-present).		funds in the
Guggenheim Funds fund
		Former: Partner, Nyberg & Cassioppi, LLC		complex; PPM Funds
		(2000-2016); Executive Vice President,		(February 2018-present);
		Counsel, and Corporate Secretary, Van		Edward-Elmhurst
		Kampen Investments (1982-1999).		Healthcare System
(2012-present).

Gerald L. Seizert	Trustee(2)	Current: Managing Partner of Heron Bay
Year of Birth: 1952		Capital Management (2020-present).

		Former: Managing Partner of Seizert	1	Current: University of
		Capital Partners, LLC (2000-2019);		Toledo Foundation
		Co-Chief Executive (1998-1999) and a		(2013-present);
		Managing Partner and Chief Investment		Beaumont Hospital
		Officer – Equities of Munder Capital		(2012-present).
Management, LLC (1995-1999); Vice
President and Portfolio Manager of Loomis,
Sayles & Co., L.P. (asset manager)
(1984-1995); Vice President and Portfolio
Manager at First of America Bank
(1978-1984).

			Number of	Other Public
			Portfolios in	Company or
Name,	Position(s)		Fund Complex(5)	Investment
Address(1) and	Held with	Principal Occupation(s)	Overseen by	Company
Year of Birth	Fund	During The Past Five Years	Trustee	Directorships Held

INDEPENDENT TRUSTEES continued:

Michael A. Smart	Trustee(2)	Current: Partner, Dominus Capital	1	Current: Investment
Year of Birth: 1960		(2003-present).		Advisory Board, Autism
Impact Fund (2020-
		Former: Managing Partner, CSW		present); Sprint
		Private Equity (July 2014-2021);		Industrial Holdings
		Principal, First Atlantic Capital Ltd		(2007-present).
(2001-2003); Managing Director in
		Investment Banking – the Private		Former: Country Pure
		Equity Group (1995-2001) and a Vice		Foods (2001-2006);
		President in Investment Banking –		Berkshire Blanket,
		Corporate Finance (1992-1995) at		Holdings, Inc. (2006-
		Merrill Lynch & Co; Founding Partner		2016); Sqwincher
		of The Carpediem Group, a private		Holdings (2006-2015);
		placement firm (1991-1992); Associate		H2O Plus Holdings
		at Dillon, Read and Co. (investment		(2008-2011); The Mead
		bank) (1988-1990).		School (2012-2016);
The Wharton School
(2000-2004).

Nancy E. Stuebe	Trustee(4)	Current: Director of Investor Relations,	1	None.
Year of Birth: 1964		Interactive Brokers Group, Inc.
(2016-present).

Former: Senior Equity Analyst & Senior
Portfolio Manager, Gabelli Asset
Management (2015-2016); Senior Research
Analyst & Portfolio Manager, AIS Capital
Management, LLC (2008-2015); Senior
Equity Analyst & Portfolio Manager,
Gabelli Asset Management (2005-2008).

INTERESTED TRUSTEE:

Tracy V. Maitland*	Trustee(2),	Current: President and Founder, Advent	1	None.
Year of Birth: 1960	Chairman,	Capital Management, LLC (2001-present).
President
	and Chief	Former: President, Advent Capital
	Executive	Management, a division of Utendahl Capital.
Officer

*	Mr. Maitland is an interested person of the Fund because of his position as an officer of the Adviser and certain of its affiliates.
(1)	The business address of each current Trustee is c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
(2)	Trustee since commencement of operation of the Fund. (3) Trustee of the Fund since September 20, 2005.
(4)	Trustee of the Fund since December 3, 2020.
(5)	The Fund is the only fund in the “Fund Complex.”

Trustee Experiences, Qualifications, and Skills

     The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, the Fund’s investment advisor, other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Fund, the Fund’s investment advisor and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee.

     Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee, other investment funds, public companies or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee	Experiences, Qualifications and Skills

Tracy V. Maitland	Mr. Maitland’s service as a Trustee and his experience as President and Chief
Investment Officer of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.
Derek Medina	Mr. Medina’s service as a Trustee his experience as Senior Vice President at
ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.
Ronald A. Nyberg	Mr. Nyberg’s service as a Trustee and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.
Gerald L. Seizert	Mr. Seizert’s service as a Trustee and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.
Michael A. Smart	Mr. Smart’s service as a Trustee and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Trustee	Experiences, Qualifications and Skills

Daniel L. Black	Mr. Black’s service as a Trustee and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.
Randall C. Barnes	Mr. Barnes’s service as a Trustee, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.
Nancy E. Stuebe	Ms. Stuebe’s service as a Trustee, her experience as a Director or Investor
Relations at Interactive Brokers Group, Inc. and her service as senior analyst & portfolio manager at various asset management firms, provide her with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers

     The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of the investment advisor or affiliates of the investment advisor of the Fund and may receive compensation in such capacities.

Term of
Name,	Position	Office(2) and
Business Address(1)	Held	Length
and Year	with	of Time	Principal Occupation(s)
of Birth	the Fund	Served	During the Past Five Years

Kathleen M. Olin	Chief	Officer	General Counsel and Chief Compliance Officer,
Year of Birth: 1970	Compliance	since 2021	Advent Capital Management, LLC (2021-present).
	Officer and		Formerly, General Counsel and Global Chief
	Secretary		Compliance Officer, Aperture Investors, LLC
(2019-2020); Global Chief Compliance Officer,
Deputy General Counsel and Managing Director,
Indus Capital Partners, LLC (2012-2019); Legal
and Compliance Officer, Zimmer Lucas Partners,
LLC (2011-2012); Senior Associate-Investment
Management Group, Seward & Kissel LLP (2001-
2011); Associate-Corporate Group, Gardner,
Carton & Douglas LLP (1997-2000).

Tony Huang	Vice	Officer	Vice President, Co-Portfolio Manager and Analyst,
Year of Birth: 1976	President	since 2014	Advent Capital Management, LLC (2007-present).
	and		Formerly, Senior Vice President, Portfolio
	Assistant		Manager and Analyst, Essex Investment
	Secretary		Management (2001-2006); Vice President,
Analyst, Abacus Investments (2001); Vice
President, Portfolio Manager, M/C Venture
Partners (2000-2001); Associate, Fidelity
Investments (1996-2000).

Robert White	Chief	Officer	Chief Financial Officer, Advent Capital
Year of Birth: 1967	Financial	since 2005	Management, LLC (2005-present). Formerly, Vice
	Officer and		President, Client Service Manager, Goldman Sachs
	Treasurer		Prime Brokerage (1997-2005).

(1)	The business address of each officer is c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Committees

     The Trustees have determined that the efficient conduct of the Fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The standing committees of the Board are the Audit Committee and the Nominating and Governance Committee.

     Audit Committee. The Audit Committee, which is composed of all of the Independent Trustees, is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants. The members of the Audit Committee are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg and Ms. Stuebe, all of whom are Independent Trustees. A majority of the members of the Audit Committee are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

The Audit Committee presents the following report:

The Audit Committee performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund; (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 and has discussed with the independent registered public accounting firm the auditors’ independence and (iv) the Audit Committee recommended to the Board that the financial statements be included in the Fund’s Annual Report for the past fiscal year.

     The Audit Committee is governed by a written Audit Committee charter, the most recent version of which was approved by the Board on December 6, 2018. The Audit Committee charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Audit Committee Charter was attached as Appendix A to the Fund’s 2020 proxy statement.

     Nominating and Governance Committee. The Nominating and Governance Committee, which is composed of all of the Independent Trustees, performs the functions set forth in the Nominating and Governance Committee charter. The Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

     As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for election to the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders for their consideration. In considering candidates recommended to the Nominating and Governance Committee by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate recommendation considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and
•	The name of the recommended candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee and the person’s consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

     In order for a shareholder’s recommended candidate to be considered by the Nominating and Governance Committee, the information described above must be sent to the Fund’s Secretary, c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019.

     The Nominating and Governance Committee believes that the minimum qualifications for serving as a Trustee are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

     The Nominating and Governance Committee is governed by a written Nominating and Governance Committee charter, the most recent version of which was approved by the Board on December 6, 2018. The Nominating and Governance

Committee charter is not available on the Fund’s website. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Nominating and Governance Committee Charter is attached hereto as Appendix A.

Trustee Communications

     Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund at 888 Seventh Avenue, 31st Floor, New York, New York 10019.

Trustee and Officer Beneficial Ownership of Securities

     As of August 5, 2022, the Trustees beneficially owned equity securities of the Fund in the aggregate in the following amounts. The Fund is the only fund in the “Fund Complex.”

		Dollar Range
Name of Trustee	Number of	of Equity
or Trustee Nominee	Shares Owned	Securities
Independent Trustees:
Randall C. Barnes	11,355	Over $100,000
Daniel Black	15,941	Over $100,000
Derek Medina	7,100	Over $100,000
Ronald A. Nyberg	9,255	Over $100,000
Gerald L. Seizert	58,738	Over $100,000
Michael A. Smart	4,805	$50,001-$100,000
Nancy E. Stuebe	1,104	$10,001-$50,000
Interested Trustee:
Tracy V. Maitland(1)	41,250	Over $100,000

(1)	Only include Shares that are directly held by Mr. Maitland. By virtue of his control of Advent, Mr. Maitland may be deemed to indirectly beneficially own an additional 59,048 Shares that are owned by Advent.

     As of August 5, 2022, the Fund’s officers beneficially owned equity securities of the Fund in the following amounts:

Name	Number of Shares Owned
Kathleen M. Olin	0
Tony Huang	7,100
Robert White	0

     As of August 5, 2022, each Trustee and officer individually owned less than 1% of the outstanding Shares. As of August 5, 2022, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares.

Board Meetings

     Five meetings of the Board were held during the Fund’s last fiscal year ended October 31, 2021.

     Four meetings of the Audit Committee were held during the Fund’s last fiscal year ended October 31, 2021.

     Four meetings of the Nominating and Governance Committee were held during the Fund’s last fiscal year ended October 31, 2021.

     Each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during its last fiscal year ended October 31, 2021; and (ii) all meetings of all committees of the Board on which the Trustee served held during its fiscal year ended October 31, 2021.

     It is the Fund’s policy to invite Trustees to attend joint annual meetings of shareholders of the Fund. The annual meeting of shareholders of the Fund held on September 22, 2021 was held via teleconference and each Trustee participated in the meeting.

Trustee Compensation

     The following table sets forth the compensation paid to each Trustee by the Fund for the fiscal year ended October 31, 2021. The Fund is the only fund in the “Fund Complex.”

Aggregate Compensation
Name	from the Fund
Independent Trustees:
Randall C. Barnes	$85,000
Daniel Black	$87,750
Derek Medina	$85,000
Ronald A. Nyberg	$83,000
Gerald L. Seizert	$83,000
Michael A. Smart	$83,000
Nancy E. Stuebe	$60,250
Interested Trustee:
Tracy V. Maitland	$0

Shareholder Approval

     The affirmative vote of a majority of the Shares present in person by virtual telephonic means or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee with respect to the Fund. The holders of Shares will have equal voting rights (i.e., one vote per Share). Abstentions will have the same effect as votes against the proposal. “Broker non-votes” (i.e., Shares held by brokers or nominees as to which (i)

instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the proposal.

Board Recommendation

     The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” each nominee of the Board.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

     The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person by virtual telephonic means or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Abstentions and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

     The Board has fixed the close of business on August 5, 2022, as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     Whether or not you plan to join the telephonic Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

     Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Annual Meeting will be held solely as a telephone conference call. Shareholders will not be able to attend nor vote at the Annual Meeting in person.

     In order to participate in the Annual Meeting, shareholders as of the Record Date must register for the conference call’s dial-in number before 5:00 p.m. (Eastern time) on September 26, 2022 by contacting the Fund’s proxy services provider, Broadridge, at (855) 742-8274. Shareholders should be prepared to provide their name, address, and control number in order for Broadridge to verify their status as shareholders. The control number is found on your proxy card. Once verified, shareholders will receive instructions for joining the telephonic Annual Meeting. If you would like to submit a question to addressed during the question and comment session that will occur following the formal business of the Annual Meeting, you will be able to do so when registering for the meeting. All shareholders are encouraged to submit their proxy voting instructions prior to the Annual Meeting.

     All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

     Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation and delivering (including via telephone or the Internet) a duly executed proxy bearing a later date. Merely joining the telephonic Annual Meeting, however, will not revoke any previously submitted proxy.

     Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker dealer firms in favor of the proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the proposal may be deemed an instruction to vote such Shares in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

     Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 28, 2022

This Proxy Statement is available on the Internet at www.proxyvote.com.

Investment Advisor

     Advent Capital Management, LLC acts as the Fund’s investment advisor. Advent is responsible for making investment decisions with respect to the investment of the Fund’s assets. Advent is located at 888 Seventh Avenue, 31st Floor, New York, New York 10019. As of July 31, 2022 Advent managed more than $9 billion in assets.

Servicing Agent

     Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent is located at 227 West Monroe Street, Chicago, IL 60606. Pursuant to a servicing agreement with the Fund, the Servicing Agent provides the Fund a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board and committees thereof.

Administrator

     MUFG Investor Services (US), LLC (“MUFG”) serves as the Fund’s administrator. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. Pursuant to an administration agreement with the Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund.

Independent Auditors

     PricewaterhouseCoopers LLP (“PWC”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee and ratified by a majority of the Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for and during the current fiscal year of the Fund. The Fund does not know of any direct or indirect financial interest of PWC in the Fund.

     Representatives of PWC will be available to attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit Fees

     The aggregate fees billed to the Fund by PWC for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended October 31, 2020 were $100,000. The aggregate fees billed to the Fund by PWC for professional services rendered for the audit of the Fund’s financial statements for the Fund’s fiscal year ended October 31, 2021 were $100,000.

Audit-Related Fees

     The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2020 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2021 for assurance and related services reasonably related to the performance of the audit of the Fund’s financial statements were $0.

     PWC did not perform any other assurance and related services that were required to be approved by the Audit Committees for such period.

Tax Fees

     The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2020 for professional services rendered for tax compliance, tax advice, and tax planning were $17,510 (such fees relate to tax services provided by PWC in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns). The aggregate fees billed by PWC and approved by the Audit Committee for the Fund’s fiscal year ended October 31, 2021 for professional services rendered for tax compliance, tax advice, and tax planning were $17,510 (such fees relate to tax services provided by PWC in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns).

     PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such period.

All Other Fees

     The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the Fund’s fiscal year ended October 31, 2020 and $0 for the Fund’s fiscal year ended October 31, 2021.

Aggregate Non-Audit Fees

     The aggregate non-audit fees billed by PWC for the Fund’s fiscal year ended October 31, 2020 for services rendered to the Fund were $17,510. The aggregate non-audit fees billed by PWC for the Fund’s fiscal year ended October 31, 2021 for services rendered to the Fund were $17,510.

     No non-audit fees were billed by PWC for the Fund’s fiscal years ended October 31, 2020 and October 31, 2021 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Fund.

Audit Committee’s Pre-Approval Policies and Procedures

     The Audit Committee adopted Pre-Approved Policies and Procedures as part of the Audit Committee Charter. The Audit Committee has pre-approved all audit and non-audit services provided by PWC to the Fund, and all non-audit services provided by PWC to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Fund which are related to the operations of the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC for the Fund’s fiscal years ended October 31, 2020 and October 31, 2021 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC’s independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining PWC’s independence.

     Advent and affiliates of Advent performing services for the Fund paid no fees to PWC in the Fund’s most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

     As of August 5, 2022 to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Fund, except as set forth below:

Shareholder Name
and Address	Class of Shares	Share Holdings	Percentage Owned
Morgan Stanley(1)	Common Shares	3,989,868	11.3%
1585 Broadway
New York, NY 10036
Parametric Portfolio
Associates LLC
800 Fifth Avenue
Seattle, WA 98104

(1)	Based on Schedule G/A filed by Morgan Stanley and Parametric Portfolio Associates LLC on February 19, 2022

Delinquent Section 16(a) Reports

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended October 31, 2021, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Fund

     The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

     The Fund restricts access to non-public personal information about their shareholders to employees of Advent and the Servicing Agent with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

     The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund c/o Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the By-Laws.

     Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2023 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by the Fund at the Fund’s principal executive offices by April 18, 2023 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

     A proposal, other than a proposal submitted pursuant to Rule 14a-8, to be presented at the Fund’s 2023 annual meeting of shareholders must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than May  1, 2023 and not later than May 31, 2023 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2023 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

     The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Advent, the Servicing Agent or their respective affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Matters

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

     Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chairman of the Annual Meeting may also move for an adjournment of any meeting, in his or her discretion, including to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

August 16, 2022

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Appendix A

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

Nominating and Governance Committee Charter

     There shall be a nominating and governance committee of the Board of Trustees, which shall be composed of all of the Trustees (the “Independent Trustees”) who are not interested persons of any investment advisor to the Advent Claymore Convertible Securities and Income Fund (the “Fund”). The general purposes of the Committee are to provide assistance to the Board of the Fund (1) in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Fund, (2) in selecting and nominating candidates for election to the Board, and (3) (a) in fulfilling its responsibility under Section 15(c) of the 1940 Act, as amended (the “1940 Act”), to consider the annual approval of the investment management and investment advisory arrangements for the Fund and (b) in considering the annual approval of any other contract which requires a similar consideration.

A. Governance Responsibilities

The Committee’s governance duties and responsibilities include the following:

  To review the compensation of the Trustees periodically and to recommend any changes thereto to the Board;
  To recommend to the Board policies governing the retirement of Trustees, and any changes to them;
  To manage the process of conducting the annual self-assessment of the Board and the Committees thereof;
  To recommend to the Board policies with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;
  To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;
  To coordinate, in consultation with each Committee of the Board, recommendations to the Board of persons to serve as Committee chair;
  To review the allocation of assignments and functions to each of the Board’s Committees and to recommend any changes to them, as well as changes to the Board’s general Committee structure;

•	To review and evaluate its own performance on an annual basis at least annually;
•	To review and assess the adequacy of this Charter on an annual basis and propose any changes for approval by the Independent Trustees;
•	To request, review and evaluate the materials required to be provided by the investment manager and investment adviser of the Fund under Section 15(c) of the 1940 Act, and by any other service provider to the Fund, with respect to the Board’s annual consideration of the Fund’s management and advisory arrangements and any other Fund contracts required to be considered for approval annually by the Board, and to make recommendations to the Board with respect to such considerations.

B. Identification and Evaluation of Potential Nominees

The committee will:

•	search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board,
•	review the qualifications of individuals recommended as potential nominees,
•	develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and
•	make recommendations to the full Board with respect to candidates for the Board.

     The Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund and the person’s consent to be named as a Trustee if selected by the Committee and nominated by the Board.

     The Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The Committee also seeks to have the Board represent a diversity of backgrounds and experience. In addition, in no event may a Trustee candidate be nominated if his or her term would commence after such candidate has attained the age of seventy-two (72) years.

     The Committee may, if it so chooses, also review the Trustees subject to re-election.

C. Meetings and Procedures

     The Committee will meet at least annually and will call special meetings as circumstances may require. The Committee shall act by majority of its members present at a meeting, in person or by conference telephone, at which at least half of its members are present, in person or by conference telephone, or by written consent of a majority of its members.

     The Committee is authorized to consult independent counsel and other service providers and to hire or engage experts or subscribe for or otherwise obtain information, at the Fund’s expense, it considers useful in performing its responsibilities.

     The Committee will cause to be maintained minutes of each of its meetings that it has approved and will provide copies of such minutes to the Board and the Fund.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS &VOTE >
IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

To vote by Internet
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Go to website www.proxyvote.com or scan the
QR Barcode above.
3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	D89987-P78704	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

1.	Election of Trustees:
	Class I Nominees:		For	Against	Abstain
	1a.	Mr. Randall C. Barnes	☐	☐	☐
	1b.	Mr. Derek Medina	☐	☐	☐
	1c.	Mr. Gerald L. Seizert	☐	☐	☐

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements, or delays thereof.

Please complete, sign and date hereon and promptly return the proxy in the enclosed envelope.

Please date and sign here exactly as your name appears in the records of the Fund. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

The Fund has elected to hold the Annual Meeting of Shareholders as a conference call. The details on how to participate are included in the Fund’s Proxy Statement and are also posted on www.proxyvote.com.

D89988-P78704

Solicited by the Board of Trustees
Advent Convertible and Income Fund
Annual Meeting of Shareholders
September 28, 2022

The annual meeting of shareholders of Advent Convertible and Income Fund (the "Fund") will be held on Wednesday, September 28, 2022 at 10:00 a.m. Eastern time (the "Annual Meeting"). Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Annual Meeting will be held as a conference call. The undersigned hereby appoints each of Kathleen M. Olin and Robert White and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments, postponements, or delays thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, OR DELAYS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.